Exhibit 99.1

                             Joint Filing Agreement

      The undersigned agree that this Schedule 13G amendment, and all amendments thereto and any Schedule 13D required to be filed, relating to the Common Shares of Nova Biosource Fuels, Inc. shall be filed jointly by the undersigned.

                                       OSPRAIE MANAGEMENT, LLC

                                       By:  Ospraie Holding I, L.P.,
                                            its Managing Member

                                       By:  Ospraie Management, Inc.,
                                            its General Partner

                                       By:  /s/ Kirk Rule
                                            --------------------------
                                            Kirk Rule
                                            Authorized Signatory


                                       OSPRAIE HOLDING I, L.P.

                                       By:  Ospraie Management, Inc.,
                                            its General Partner

                                       By:  /s/ Kirk Rule
                                            --------------------------
                                            Kirk Rule
                                            Authorized Signatory


                                       OSPRAIE MANAGEMENT, INC.,

                                       By:  /s/ Kirk Rule
                                            --------------------------
                                            Kirk Rule
                                            Authorized Signatory


                                       OSPRAIE ADVISORS, L.P.

                                       By:  Ospraie Advisors, LLC,
                                            its General Partner

                                       By:  Ospraie Management, LLC,
                                            its Managing Member

                                       By:  Ospraie Holding I, L.P.,
                                            its Managing Member

                                       By:  Ospraie Management, Inc.,
                                            its General Partner

                                       By:  /s/ Kirk Rule
                                            --------------------------
                                            Kirk Rule
                                            Authorized Signatory

                                       OSPRAIE ADVISORS, LLC

                                       By:  Ospraie Management, LLC,
                                            its Managing Member

                                       By:  Ospraie Holding I, L.P.,
                                            its Managing Member

                                       By:  Ospraie Management, Inc.,
                                            its General Partner

                                       By:  /s/ Kirk Rule
                                            --------------------------
                                            Kirk Rule
                                            Authorized Signatory


                                       THE OSPRAIE PORTFOLIO LTD.

                                       By:  Ospraie Management, LLC,
                                            its Investment Manager

                                       By:  Ospraie Holding I, L.P.,
                                            its Managing Member

                                       By:  Ospraie Management, Inc.,
                                            its General Partner

                                       By:  /s/ Kirk Rule
                                            --------------------------
                                            Kirk Rule
                                            Authorized Signatory

                                       OSPRAIE SPECIAL OPPORTUNITIES MASTER
                                       HOLDINGS LTD.

                                       By:  Ospraie Advisors L.P.,
                                            its Investment Manager

                                       By:  Ospraie Advisors, LLC,
                                            its General Partner

                                       By:  Ospraie Management, LLC,
                                            its Managing Member

                                       By:  Ospraie Holding I, L.P.,
                                            its Managing Member

                                       By:  Ospraie Management, Inc.,
                                            its General Partner

                                       By:  /s/ Kirk Rule
                                            --------------------------
                                            Kirk Rule
                                            Authorized Signatory


                                       DWIGHT ANDERSON

                                       By:  /s/ Kirk Rule
                                            --------------------------
                                            Kirk Rule, Attorney-in-fact


                                       JOHN DURYEA

                                       By:  /s/ Kirk Rule
                                            --------------------------
                                            Kirk Rule, Attorney-in-fact